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Exhibit 10.13

RESOLUTIONS OF
THE HUMAN RESOURCES AND COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS OF
BANK OF HAWAII CORPORATION

RE:
ADOPTION OF AMENDMENT NO. 2007-1 TO THE BANK OF HAWAII CORPORATION 2004 STOCK AND INCENTIVE COMPENSATION PLAN

        WHEREAS, Bank of Hawaii Corporation ("BOHC") maintains the Bank of Hawaii Corporation 2004 Stock and Incentive Compensation Plan ("Plan");

        WHEREAS, BOHC desires to amend the Plan for compliance with Section 409A of the Internal Revenue Code of 1986, as amended, which imposes strict new rules on deferred compensation plans; and

        WHEREAS, under Article 16 of the Plan, the Human Resources and Compensation Committee of the Board of Directors of Bank of Hawaii Corporation ("Committee") is authorized to amend the Plan.

        NOW, THEREFORE, BE IT RESOLVED THAT:

          1.     Amendment No. 2007-1 to the Plan is hereby adopted in the form attached hereto, effective as of January 1, 2008.

          2.     The appropriate officers of BOHC are hereby authorized and directed to execute Amendment No. 2007-1 on behalf of BOHC and the Committee and to take any and all other actions they determine to be necessary or appropriate to accomplish the intent of these resolutions.

        I, Cindy Wyrick, hereby certify that I am the duly appointed and acting Secretary of Bank of Hawaii Corporation, that the above resolutions were adopted at a meeting of the Human Resources and Compensation Committee of the Board of Directors of Bank of Hawaii Corporation held on 10-19-07, at which meeting a quorum was at all times present and acting, and that said resolutions remain in full force and effect.

        DATED: 10-19-07.

BANK OF HAWAII CORPORATION
By	/s/ Cindy Wyrick Its Secretary

AMENDMENT NO. 2007-1
TO THE BANK OF HAWAII CORPORATION
2004 STOCK AND INCENTIVE COMPENSATION PLAN

        In accordance with the provisions of Article 16 of the Bank of Hawaii Corporation 2004 Stock and Incentive Compensation Plan ("Plan"), the Plan is hereby amended effective as of January 1, 2008, as follows:

          1.     Section 2.16 of the Plan shall be amended by adding the following new paragraph at the end thereof:

            Notwithstanding the preceding portion of this Section 2.16, for purposes of setting a Grant Price or an Option Price, FMV shall mean a price that is based on: (a) the price of the last sale before or the first sale after the grant; (b) the closing price of a Share on the NYSE on the trading day before or the trading day of the grant; (c) the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant; (d) or any other reasonable basis using actual transactions in Shares as reported by the NYSE and consistently applied. FMV may also be determined based upon the average selling price of a Share on the NYSE during a specified period that is within 30 days before or 30 days after the grant, provided that the commitment to make the grant based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for all similar grants. If a different definition of FMV is utilized for any reason other than determining Grant Price or Option Price (e.g., buyback price or settlement price), the different definition must not have the effect of causing the Grant Price or Option Price to be less than the FMV on the date the SAR or Option is granted, or causing the compensation payable under the SAR to be greater than the difference between the FMV on the date of grant and the FMV on the date of exercise.

          2.     Section 6.2 of the Plan shall be amended in its entirety to read as follows:

            6.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains (which number must be fixed as of the date of grant), the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. In accordance with Code Section 409A, the Award Agreement shall not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of: (a) the exercise or disposition of the Option; or (b) the time the Shares acquired pursuant to the exercise of the Option become substantially vested.

          3.     Section 6.3 of the Plan shall be amended in its entirety to read as follows:

            6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement. However, the Option Price shall not be less than one hundred percent (100%) of the FMV of the Shares on the date of grant.

          4.     Section 6.11 of the Plan shall be amended in its entirety to read as follows:

            6.11 Dividend Equivalents. At the discretion of the Committee, Participants holding Options may be granted the right to receive dividend equivalents for dividends declared with respect to the underlying Shares. Such dividend equivalents may be paid in the form of cash, Shares, Restricted Stock, or Restricted Stock Units, and may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion. However, the payment of dividend equivalents shall not be contingent upon, or otherwise payable on, the exercise of the Options. Further, the right to any dividend equivalents shall be set forth as a separate arrangement that provides that the dividend equivalents shall be paid no later than the end of the calendar year in which the corresponding dividends are paid to shareholders or, if later, the 15th day of the third month following the date such dividends are paid to shareholders.

          5.     Section 7.1 of the Plan shall be amended by replacing the third paragraph thereof in its entirety to read as follows:

            The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. However, the SAR Grant Price shall not be less than one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of a Tandem SAR shall be equal to the Option Price of the Related Option.

          6.     Section 7.2 of the Plan shall be amended in its entirety to read as follows:

            7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, the underlying number of Shares to which the SAR pertains (which number must be fixed as of the date of grant), the conditions upon which the SAR shall become vested and exercisable, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan. In accordance with Code Section 409A, the Award Agreement shall not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.

          7.     Section 7.11 of the Plan shall be amended in its entirety to read as follows:

            7.11 Dividend Equivalents. At the discretion of the Committee, Participants holding SARs may be granted the right to receive dividend equivalents for dividends declared with respect to the underlying Shares. Such dividend equivalents may be paid in the form of cash, Shares, Restricted Stock, or Restricted Stock Units, and may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion. However, the payment of dividend equivalents shall not be contingent upon, or otherwise payable on, the exercise of the SARs. Further, the right to any dividend equivalents shall be set forth as a separate arrangement that provides that the dividend equivalents shall be paid no later than the end of the calendar year in which the corresponding dividends are paid to shareholders or, if later, the 15th day of the third month following the date such dividends are paid to shareholders.

          8.     Section 8.4 of the Plan shall be amended by adding the following sentence at the end of the third paragraph thereof:

            However, unless the payment to the Participant with respect to Restricted Stock Units is deferred in accordance with requirements of Article 13, such payment shall be made no later than the 15th day of the third month following the end of the calendar year in which the Participant's rights to payment of the Restricted Stock Units are no longer subject to a "substantial risk of forfeiture" within the meaning of Code Section 409A.

          9.     Section 8.7 of the Plan shall be amended in its entirety to read as follows:

            8.7 Dividends and Dividend Equivalents. At the discretion of the Committee, Participants holding Shares of Restricted Stock or Restricted Stock Units may be granted the right to receive dividends with respect to Restricted Stock or dividend equivalents with respect to Restricted Stock Units for dividends declared with respect to the underlying Shares. Such dividends or dividend equivalents may be paid in the form of cash, Shares, or Restricted Stock, or Restricted Stock Units, and may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion. However, the right to any dividends or dividend equivalents shall be set forth as a separate arrangement that provides that the dividends or dividend equivalents shall be paid no later than the end of the calendar year in which the corresponding dividends are paid to shareholders or, if later, the 15th day of the third month following the date such dividends are paid to shareholders.

          10.   Section 9.4 of the Plan shall be amended in its entirety to read as follows:

            9.4 Form and Timing of Payment of Performance Shares and Performance Units. The Committee shall set forth the time and form of payment of any earned Performance Shares or Performance Units in the Award Agreement. However, unless payment to the Participant is deferred with respect to the Performance Shares or Performance Units in accordance with the requirements of Article 13, such payment shall be made no later than the 15th day of the third month following the calendar year in which the Participant's rights to the payment of the Performance Shares or Performance Units are no longer subject to a "substantial risk of forfeiture" within the meaning of Code Section 409A. As may be determined by the Committee, the value of the earned Performance Shares or Performance Units shall be paid in the form of cash or Shares, which Shares may be subject to any restrictions deemed appropriate by the Committee.

          11.   Section 9.5 of the Plan shall be amended in its entirety to read as follows:

            9.5 Dividend Equivalents. At the discretion of the Committee, Participants holding Performance Shares or Performance Units may be granted the right to receive dividend equivalents for dividends declared with respect to the underlying Shares. Such dividend equivalents may be paid in the form of cash, Shares, Restricted Stock, or Restricted Stock Units, and may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion. However, the right to any dividend equivalents shall be set forth as a separate arrangement that provides that the dividend equivalents shall be paid no later than the end of the calendar year in which the corresponding dividends are paid to shareholders or, if later, the 15th day of the third month following the date such dividends are paid to shareholders.

          12.   Section 10.5 of the Plan shall be amended in its entirety to read as follows:

            10.5 Form and Timing of Payment of Cash-Based and Stock-Based Awards. The Committee shall set forth the time and form of payment of any earned Cash-Based or Stock-Based Awards in the Award Agreement. However, unless payment to the Participant is deferred with respect to the Cash-Based or Stock-Based Awards in accordance with the requirements of Article 13, such payment shall be made no later than the 15th day of the third month following the calendar year in which the Participant's rights to the payment of the Cash-Based or Stock-Based Awards are no longer subject to a "substantial risk of forfeiture" within the meaning of Code Section 409A. As may be determined by the Committee, the value of the earned Cash-Based or Stock-Based Awards shall be paid in the form of cash or Shares, which Shares may be subject to any restrictions deemed appropriate by the Committee.

          13.   Section 10.8 of the Plan shall be amended in its entirety to read as follows:

            10.8 Dividend Equivalents. At the discretion of the Committee, Participants holding Stock-Based Awards may be granted the right to receive dividend equivalents for dividends declared with respect to the underlying Shares. Such dividend equivalents may be paid in the form of cash, Shares, Restricted Stock, or Restricted Stock Units, and may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion. However, the right to any dividend equivalents shall be set forth as a separate arrangement that provides that the dividend equivalents shall be paid no later than the end of the calendar year in which the corresponding dividends are paid to shareholders or, if later, the 15th day of the third month following the date such dividends are paid to shareholders.

          14.   Article 13 of the Plan shall be amended in its entirety to read as follows:

          Article 13. Deferrals in Compliance with Code Section 409A

            This Plan is primarily intended and designed to exclude any Award from coverage under the deferred compensation requirements of Code Section 409A. Specifically, under the general provisions of the Plan, the grants of Options, SARs, or Restricted Stock are not subject to any deferral features that would define such equity Awards as deferred compensation for purposes of Code Section 409A. Furthermore, grants of Restricted Stock Units, Performance Shares, Performance Units, Cash-Based and Stock-Based Awards are intended to meet the requirements of the "short-term deferral" exception from Code Section 409A coverage. To the extent that the Committee desires to make any Award that would constitute deferred compensation for purposes of Code Section 409A coverage, the Committee shall adopt rules and procedures and structure the Award Agreement to comply with the requirements of Code Section 409A, including the requirement of a six-month delay in payment for certain specified Participants due to a separation from service and other requirements with respect to the designation or election of the timing and form of payment of the Award.

            Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if the Committee determines that any Award is or may be or become subject to Code Section 409A, the Committee may amend the Plan or the affected Award Agreement or adopt policies and procedures (including amendments, policies, and procedures with retroactive effect) that the Committee determines are necessary or appropriate to (a) exempt the Award from the application of Code Section 409A or preserve the intended tax treatment of the benefits provided under the Award or (b) comply with the requirements of Code Section 409A.

            This Plan has been amended to comply with Code Section 409A effective as of January 1, 2008. For any Award prior to January 1, 2008, to which Code Section 409A applies, the preexisting terms and conditions of the Plan shall apply subject to the requirements and applicable transition rules under Code Section 409A.

          15.   Section 15(c) of the Plan shall be amended by adding the following new Section 15(c)(iii) at the end thereof:

    (iii)
    Any payment under this Section 15(c) shall be made no later than the 15th day of the third month following the calendar year in which the Change in Control occurs.

          16.   This Amendment No. 2007-1 is effective as of January 1, 2008, and applies on or after such date to all Awards to which Code Section 409A applies. For the period January 1, 2005, through December 31, 2007, during which Code Section 409A is in effect, the Awards shall be subject to the preexisting provisions of the Plan and the statutory, regulatory, and administrative guidance and transition rules under Code Section 409A that are applicable during this period. Further, under Section 1.4 of the Plan, all outstanding Awards under the Bank of Hawaii Corporation Stock Option Plan of 1994 ("Predecessor Plan") are treated as Awards under the Plan. Accordingly, while all Awards under the Predecessor Plan are generally grandfathered from Code Section 409A coverage, such Awards shall be subject to the Code Section 409A compliance provisions under the Plan to the extent that the Awards are not grandfathered and such provisions are applicable.

        To record the adoption of this amendment to the Plan, Bank of Hawaii Corporation has executed this document as of this 19th day of October, 2007.

BANK OF HAWAII CORPORATION
By	/s/ Cindy Wyrick Its Board Secretary
By	/s/ Mark A. Rossi Its Corporate Secretary

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  Exhibit 10.13
RESOLUTIONS OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF BANK OF HAWAII CORPORATION
AMENDMENT NO. 2007-1 TO THE BANK OF HAWAII CORPORATION 2004 STOCK AND INCENTIVE COMPENSATION PLAN